UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Latin America Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater shares price volatility. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also "non-diversified" and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.68%, 2.47% and 2.48% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 5-year and 10-year periods for Class A and the 3-year, 5-year and 10-year periods for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Latin America Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Latin America Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.88%	41.35%	50.21%	43.03%	16.94%
Class B	1.47%	40.34%	48.97%	41.86%	16.01%
Class C	1.47%	40.25%	49.03%	41.91%	16.01%
MSCI EM Latin America Index+	3.52%	45.95%	52.55%	48.66%	19.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 75.93	$ 74.44	$ 74.37
10/31/07	$ 87.06	$ 85.63	$ 85.56
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .26	$ —	$ —
Capital Gain Distributions	$ 11.61	$ 11.61	$ 11.61
Class A Lipper Rankings — Latin American Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	24	28
3-Year	12	of	18	64
5-Year	15	of	18	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Latin America Equity Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,322	$31,940	$56,415	$45,072
	Average annual total return	33.22%	47.27%	41.34%	16.25%
Class B	Growth of $10,000	$13,734	$32,859	$57,354	$44,153
	Average annual total return	37.34%	48.67%	41.81%	16.01%
Class C	Growth of $10,000	$14,025	$33,101	$57,563	$44,165
	Average annual total return	40.25%	49.03%	41.91%	16.01%
MSCI EM Latin America Index+	Growth of $10,000	$14,595	$35,503	$72,611	$57,974
	Average annual total return	45.95%	52.55%	48.66%	19.21%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.45% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Latin America Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	2.02%	41.70%	50.59%	43.37%	17.25%
MSCI EM Latin America Index+	3.52%	45.95%	52.55%	48.66%	19.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 76.14
10/31/07	$ 87.36
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .45
Capital Gain Distributions	$ 11.61
Class S Lipper Rankings — Latin American Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	6	of	24	24
3-Year	10	of	18	53
5-Year	14	of	18	74
10-Year	6	of	8	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Latin America Equity Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,170	$34,150	$60,585	$49,094
	Average annual total return	41.70%	50.59%	43.37%	17.25%
MSCI EM Latin America Index+	Growth of $10,000	$14,595	$35,503	$72,611	$57,974
	Average annual total return	45.95%	52.55%	48.66%	19.21%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.80	$ 1,014.70	$ 1,014.70	$ 1,020.20
Expenses Paid per $1,000*	$ 8.43	$ 12.37	$ 12.42	$ 7.18
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,016.51	$ 1,012.58	$ 1,012.53	$ 1,017.75
Expenses Paid per $1,000*	$ 8.42	$ 12.36	$ 12.41	$ 7.17
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Latin America Equity Fund	1.68%	2.47%	2.48%	1.43%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Latin America Equity Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the Latin American stock markets perform during the semiannual period?

A: During a period in which the global equity markets came under extreme pressure due to the US credit crisis and concerns about slowing economic growth, Latin America finished in the black with a return of 3.52% (as measured by the fund's benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index).1 On a relative basis, this represented an outstanding return: during the past six months, the developed global markets — as represented by the MSCI World Index — returned -9.37%, while the emerging markets, as gauged by the MSCI Emerging Markets Index, lost -10.18%.2,3

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American Markets.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.
3 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The strong relative performance of Latin American equities stands in sharp contrast to the down market periods that occurred in the 1990s and the early years of this decade. In the past, reduced investor risk appetites would inevitably lead to substantial underperformance for Latin America. We believe this outperformance is a reflection of the continued improvement in the underlying fundamentals of the Latin markets. Perhaps the best indication of the changing times is the fact that Brazil was upgraded to an investment grade rating by Standard and Poor's during the reporting period — remarkable progress from where the country stood just a decade ago. These long-term changes are reflected in the substantial outperformance of Latin America over total emerging markets over all time periods, as shown in the table below:

	1-Year	3-Year	5-Year	10-Year
MSCI EM Latin American Index	45.95%	52.55%	48.66%	19.21%
MSCI Emerging Markets Index	25.71%	34.27%	35.76%	13.54%
MSCI World Index	-2.47%	12.36%	15.18%	5.02%

The improving fundamentals of the Latin American economies can also be seen in the performance of the major regional currencies. While at the beginning of the period 1.757 Brazilian reales were required to purchase one US dollar, this number had fallen to 1.698 by April 30 — signifying strength in the currency. Similarly, the Mexican peso improved from 10.721/$ to 10.496. And since foreign shares are denominated in local country currencies, a gain in the value of the local currencies relative to the dollar increases the value of the investment in US dollar terms. This continues a stretch of nearly four years in which the appreciation of Latin currencies has boosted returns for dollar-based investors.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2008, was 1.88%. The fund trailed the 3.52% gain of the MSCI EM Latin America Index, but it beat the 1.19% average return for the funds in its Lipper peer group, Latin America Funds.4

4 The Lipper Latin America Funds category consists of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

Q: What were the key factors affecting the fund's relative performance?

A: The leading contributor to performance was a position in the energy company Petroleo Brasileiro SA ("Petrobras"). The stock was helped not just by the rising prices of oil and gas, but also strong organic production growth. At a time when few companies are boosting production, this trait has helped Petrobras deliver a strong return. Most notably, in early October the company announced the discovery of the Tupi oil field off the coast of Brazil — a find that is expected to yield five to eight billion barrels of recoverable oil. Just three months later, Petrobras announced a second find just east of the Tupi field that could contain five times as much oil. These discoveries highlight the strong production growth the company continues to achieve. The second largest contributor to performance, Lupatech SA, also was a beneficiary of the Petrobras growth story. An oil services firm that counts Petrobras among its primary customers, Lupatech stands to be a prime beneficiary of the company's increasing capital expenditures.

Also among the fund's top contributors was America Movil SAB de CV, a wireless operator that is based in Mexico but has operations throughout Latin America. Cellular penetration in the region is still far below that of the developed world, but it is catching up rapidly as cell phones become inexpensive enough to become affordable even for people in the lowest economic strata. As the largest provider in the region, America Movil has been well-positioned to capitalize as cell service is evolving from being a luxury to a necessity.

On the negative side, the fund was hurt by its positions in small-cap stocks. In an environment of rising global risk aversion, smaller stocks in Latin America suffered from an outflow of capital. We chose to ride out this volatility and maintain the fund's holdings across the small-cap asset class, believing that many such companies offer attractive ways to take advantage of rising domestic consumption and other important long-term trends in the region.

Among individual holdings, a leading detractor was the Brazilian mall operator BR Malls Participacoes SA. At a time when real-estate related stocks generally lost substantial ground on a worldwide basis, BR Malls suffered from "guilt by association." We elected to hold on to this position for two reasons: first, because it is a long-term play on rising consumer spending; and second, because the Brazilian retail development sector is highly fragmented and therefore likely to experience consolidation. Also detracting from performance was a position in the broadband internet provider Net Servicos de Comunicacao SA, which fell on concerns about rising competition. We are holding on to the stock, believing the combination of the low penetration of broadband service and Net Servicos' position as the first mover in this market should keep its longer-term growth on track.

Q: What is your overall view on the fundamental backdrop for the Latin markets?

A: In light of the recent turbulence in the markets, it is natural to ask whether Latin America can remain relatively immune from slowing growth in the United States. The news thus far has been positive, as the economic fallout in Latin America has been minimal and growth is expected to remain robust. The equity markets are bound to overreact in the short term to external crises, but we are encouraged that the underlying fundamentals of the region remain positive. Most important, Latin America is much better suited to withstand slower US growth than it has been in the past. Government fiscal accounts are very strong, the balance of payments and current accounts are robust, and foreign currency reserves are at historic highs. Notably, Brazil is now a creditor nation (as opposed to being a debtor nation) for the first time in its history. While exports remain strong, domestic demand — which has accelerated rapidly — has been the main driver of growth in most of Latin America. This, too, represents an important change from the past.

We believe another important trend that sets the Latin region apart from its peers remains the robust outlook for infrastructure spending, which in turn stimulates local economies by providing jobs and disposable income. The total size of infrastructure spending in the region is estimated to be about $US 40 billion annually and rising, which should help boost growth in Latin America at a time when the global economic cycle seems vulnerable. Mexico alone has announced an ambitious spending program of $US 40 billion from 2008-2012, a near doubling of the historical proportion of infrastructure spending to gross domestic product. Peru, Colombia, Chile, and Brazil have all announced specific large-scale investment programs to tackle energy, transportation, and housing deficiencies. We believe the resulting government spending and foreign direct investment will help create a virtuous circle for Latin America in the years ahead.

Another positive catalyst for the region is the continued possibility of upgrades to sovereign credit ratings, as we witnessed recently with both Brazil and Peru. While the agencies are all working under the assumption that the United States will go into a recession, they project solid global growth and continued strength in commodity prices. Importantly, they note the prudent response of Latin governments to the recent "windfall" resulting from high commodity prices. Most countries in the region (with the exceptions being Venezuela and Argentina) have been paying down or improving their debt profiles. The result of the improving credit ratings has been healthier debt markets and lower long-term financing costs for countries in the region.

In terms of corporate earnings results, Latin companies — in the aggregate — continued to deliver better-than-expected profits. Current earnings estimates for the region indicate that it continues to outpace the rest of the emerging markets, which in turn helps keep valuations at reasonable levels.

Q: What are some key risks to the region's markets?

A: We believe the most important risk is rising inflation, which could lead central banks to raise interest rates. Rate increases are generally seen as being most likely to occur in Brazil, Chile, and Colombia. In contrast, Mexico's central bank has left the policy rate unchanged as the likelihood of slower US growth overshadows the threat of higher inflation. As has been the case in recent months, the outlook for commodity prices — particularly copper, iron ore, and gold — also should be an important factor in the performance of the Latin markets. Further, we cannot dismiss the continued instability in the global financial markets even though Latin American equities have outperformed amid the turmoil of the past six months.

Q: How are these factors reflected in the fund's positioning?

A: Our preference continues to be toward the markets that have "home-grown" advantages, such as Brazil. The main drivers of the Brazilian economic growth are domestic: strong labor markets, access to credit, and robust business and consumer confidence. This has created a virtuous circle that has stimulated consumption and created the basis for long-term growth. In addition, we believe Brazil's external accounts are healthy enough to weather a crisis. We therefore remain overweight in Brazil, with a tilt toward natural resource plays, such as Petrobras and Companhia Vale do Rio Doce SA, and consumer-related stocks, such as Net Servicos and the clothing retailer Lojas Renner SA.5 In the infrastructure area, one of the fund's top positions is All America Latina Logistica SA. As one of the few railway operators in Brazil, the company is benefiting from rising exports by being one of the primary means of transportation to bring goods to port. As such, it is a play on the increasing export volumes for both hard commodities and agricultural products.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In Mexico, we are favoring those companies that we believe are protected from the US downturn, as well as those that stand to benefit from infrastructure spending. In the latter group, one of the fund's notable holdings is Empresas ICA SAB de CV, which specializes in the construction of highways, housing, and ports.

The fund holds only limited positions in the region's peripheral markets. In Argentina, the fund's largest holding is Tenaris SA, which as a provider of seamless pipes and tubing is more of a global company than a play on local trends in Argentina. In Chile, the fund's single holding is Cencosud SA, a supermarket chain allows us to take advantage of domestic consumption trends in the country. And in the Andean markets of Colombia and Peru, both of which are benefiting from robust growth and improving government fiscal positions, the fund's primary holdings are in financials: Bancolombia SA and Credicorp Ltd. of Peru. Peru is also home to one of the fund's leading natural resource plays, Southern Copper Corp.

Q: Do you have any closing thoughts for investors?

A: We believe investors will have to digest more negative news flow in the months ahead, creating more volatility in the Latin markets. However, we view this as an opportunity to add to the fund's positions in our highest-conviction holdings. The region is home to a wealth of individual companies that are relatively insulated from global turmoil by virtue of their strong organic growth. What's more, the Latin American economies are supported by powerful longer-term trends such as rapid infrastructure growth and rising spending power for consumers. We believe these factors continue to provide a firm fundamental foundation for the region's stock markets, even if external stresses periodically weigh on short-term performance.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio)	4/30/08	10/31/07

Brazil	72%	69%
Mexico	17%	20%
Argentina	4%	4%
Bermuda	3%	3%
United States	1%	1%
Colombia	1%	1%
Canada	1%	1%
Chile	1%	1%
	100%	100%
Sector Diversification (As a % of Equity Securities)	4/30/08	10/31/07

Materials	27%	24%
Energy	25%	21%
Financials	20%	22%
Telecommunication Services	11%	14%
Consumer Discretionary	5%	6%
Industrials	4%	7%
Consumer Staples	4%	4%
Information Technology	2%	1%
Utilities	2%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (68.9% of Net Assets)	Country	Percent
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	20.8%
2. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	16.6%
3. America Movil SAB de CV Provider of wireless communication services	Mexico	8.9%
4. Banco Bradesco SA Provider of banking services	Brazil	5.4%
5. Banco Itau Holding Financeira SA Provider of banking services	Brazil	3.8%
6. Unibanco — Uniao de Bancos Brasileiros SA Provider of banking services	Brazil	3.4%
7. Tenaris SA Manufactures seamless steel pipe products on a global basis	Argentina	3.2%
8. Usinas Siderurgicas de Minas Gerais SA Produces steel	Brazil	2.5%
9. Credicorp Ltd. of Peru Provider of a full range of financial services	Bermuda	2.4%
10. Gerdau SA Produces crude, long, specialty rolled and drawn steel products	Brazil	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Equity Securities 97.0%
Argentina 3.5%
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	434,926
Telecom Argentina SA "B"*	947,375	3,369,043
Tenaris SA	208,970	5,628,021
Tenaris SA (ADR)	692,500	36,709,425
(Cost $27,425,753)		46,141,415
Bermuda 2.9%
Credicorp Ltd. of Peru	396,200	31,838,632
GP Investments Ltd. "A" (BDR)	717,200	6,903,622
(Cost $24,919,965)		38,742,254
Brazil 70.2%
All America Latina Logistica SA (Unit)	1,301,800	16,994,983
Aracruz Celulose SA "B" (ADR) (Preferred)	58,700	4,731,220
Banco Bradesco SA (ADR) (Preferred)	3,186,000	71,939,880
Banco do Brasil SA	678,800	11,802,021
Banco Itau Holding Financeira SA (ADR) (Preferred)	366,900	10,291,545
Banco Itau Holding Financeira SA (Preferred)	1,393,860	39,773,060
BR Malls Participacoes SA*	1,022,800	11,260,522
Braskem SA "A" (Preferred)	52	448
Companhia de Bebidas das Americas (ADR) (Preferred)	337,600	24,746,080
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	4,528,400	144,184,256
Companhia Vale do Rio Doce "A" (Preferred)	9,156	295,193
Companhia Vale do Rio Doce (ADR)	1,954,400	76,377,952
Equatorial Energia SA	864,500	9,049,633
Gerdau SA (ADR) (Preferred)	647,400	25,073,802
GVT Holding SA*	809,800	19,731,019
Kroton Educacional SA (Unit)*	250,038	4,302,182
Lojas Renner SA	563,800	13,296,210
Lupatech SA	508,200	19,108,711
MPX Energia SA*	22,000	12,798,700
MRV Engenharia e Participacoes SA*	444,500	9,359,584
Net Servicos de Comunicacao SA (Preferred)*	1,125,853	15,497,243
Petroleo Brasileiro SA (ADR)	728,700	88,478,754
Petroleo Brasileiro SA (ADR) (Preferred)	1,389,400	140,468,340
Petroleo Brasileiro SA (Preferred)	1,881,176	47,759,371
Redecard SA	724,000	14,112,381
Totvs SA	271,600	9,281,001
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	309,800	45,048,018
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	672,075	32,815,309
Votorantim Celulose e Papel SA (ADR) (Preferred)	395,500	12,572,945
(Cost $369,358,484)		931,150,363
Canada 0.8%
Yamana Gold, Inc. (Cost $11,697,194)	830,200	10,643,164
Chile 0.7%
Cencosud SA (Cost $4,536,914)	2,319,500	9,786,920
Colombia 0.8%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $8,270,547)	273,000	10,898,160
Mexico 16.8%
America Movil SAB de CV "L" (ADR)	2,030,600	117,693,576
Cemex SAB de CV (ADR)*	750,913	20,762,744
Empresas ICA SAB de CV*	2,168,800	13,132,212
Fomento Economico Mexicano SAB de CV (ADR) (Unit)	123,300	5,357,385
Grupo Aeroportuario del Pacifico SA de CV "B" (ADR)	153,100	6,257,197
Grupo Financiero Banorte SAB de CV "O"	1,425,400	6,293,436
Grupo Televisa SA (ADR)	1,009,200	24,907,056
Mexichem SA de CV	1,002,700	7,165,045
Urbi, Desarrollos Urbanos, SA de CV*	2,635,000	8,453,605
Wal-Mart de Mexico SAB de CV "V"	3,085,729	12,414,994
(Cost $94,521,191)		222,437,250
Peru 1.3%
Southern Copper Corp. (Cost $18,918,082)	151,200	17,351,713
Total Equity Securities (Cost $559,648,130)		1,287,151,239

Cash Equivalents 1.6%
Cash Management QP Trust, 2.54% (a) (Cost $21,422,793)	21,422,793	21,422,793
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $581,070,923)+	98.6	1,308,574,032
Other Assets and Liabilities, Net	1.4	18,196,192
Net Assets	100.0	1,326,770,224
* Non-income producing security.
+ The cost for federal income tax purposes was $581,846,097. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $726,727,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $735,224,605 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,496,670.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

BDR: Brazilian Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilitiess as of April 30, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $559,648,130)	$ 1,287,151,239
Investment in Cash Management QP Trust (cost $21,422,793)	21,422,793
Total investments, at value (cost $581,070,923)	1,308,574,032
Cash	364
Foreign currency, at value (cost $5,173,926)	5,153,268
Receivable for investments sold	16,815,051
Dividends receivable	5,154,258
Interest receivable	76,752
Receivable for Fund shares sold	1,514,815
Other assets	64,504
Total assets	1,337,353,044
Liabilities
Payable for investments purchased	7,881,291
Payable for Fund shares redeemed	791,332
Accrued management fee	1,145,986
Other accrued expenses and payables	764,211
Total liabilities	10,582,820
Net assets, at value	$ 1,326,770,224
Net Assets Consist of
Undistributed net investment income	3,277,203
Net unrealized appreciation (depreciation) on: Investments	727,503,109
Foreign currency	161,259
Accumulated net realized gain (loss)	28,332,369
Paid-in capital	567,496,284
Net assets, at value	$ 1,326,770,224

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($126,477,937 ÷ 1,665,781 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 75.93
Maximum offering price per share (100 ÷ 94.25 of $75.93)	$ 80.56

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,682,197 ÷ 156,933 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 74.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,208,858 ÷ 392,753 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 74.37
Class S Net Asset Value, offering and redemption price(a) per share ($1,159,401,232 ÷ 15,227,014 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 76.14
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,240,647)	$ 14,109,953
Interest — Cash Management QP Trust	417,932
Interest	3,403
Total Income	14,531,288
Expenses: Management fee	6,617,554
Services to shareholders	788,451
Administration fee	602,690
Custodian fee	373,786
Distribution and service fees	329,349
Professional fees	75,778
Reports to shareholders	59,401
Registration fees	31,389
Directors' fees and expenses	24,087
Other	63,211
Total expenses, before expense reductions	8,965,696
Expense reductions	(6,170)
Total expenses, after expense reductions	8,959,526
Net investment income (loss)	5,571,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $541)	33,023,987
Foreign currency related transactions (including CPMF tax of $3,218)	(398,848)
32,625,139
Change in net unrealized appreciation (depreciation) on: Investments	(17,775,884)
Foreign currency related transactions	89,175
(17,686,709)
Net gain (loss)	14,938,430
Net increase (decrease) in net assets resulting from operations	$ 20,510,192

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 5,571,762	$ 6,061,446
Net realized gain (loss)	32,625,139	179,982,486
Change in net unrealized appreciation (depreciation)	(17,686,709)	347,825,490
Net increase (decrease) in net assets resulting from operations	20,510,192	533,869,422
Distributions to shareholders from: Net investment income: Class A	(393,153)	(264,037)
Class S	(5,934,319)	(5,548,358)
Net realized gains: Class A	(17,100,064)	(6,863,224)
Class B	(1,860,108)	(1,104,858)
Class C	(4,011,236)	(1,704,597)
Class S	(152,749,837)	(84,570,153)
Total distributions	(182,048,717)	(100,055,227)
Fund share transactions: Proceeds from shares sold	154,590,322	200,755,819
Reinvestment of distributions	170,842,091	94,023,514
Cost of shares redeemed	(137,660,576)	(219,135,216)
Redemption fees	44,038	59,107
Net increase (decrease) in net assets from Fund share transactions	187,815,875	75,703,224
Increase (decrease) in net assets	26,277,350	509,517,419
Net assets at beginning of period	1,300,492,874	790,975,455
Net assets at end of period (including undistributed net investment income of $3,277,203 and $4,032,913, respectively)	$ 1,326,770,224	$ 1,300,492,874

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$87.06	$57.68	$ 44.84	$ 27.80	$ 21.59	$ 15.21
Income (loss) from investment operations: Net investment income (loss)[b]	.27	.28	.34	.47	.54	.22
Net realized and unrealized gain (loss)	.47	36.24	15.72	16.99	6.05	6.26
Total from investment operations	.74	36.52	16.06	17.46	6.59	6.48
Less distributions from: Net investment income	(.26)	(.27)	(.47)	(.42)	(.38)	(.10)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—	—
Total distributions	(11.87)	(7.14)	(3.23)	(.42)	(.38)	(.10)
Redemption fees	.00***	.00***	.01	.00***	—	.00***
Net asset value, end of period	$ 75.93	$ 87.06	$ 57.68	$ 44.84	$ 27.80	$ 21.59
Total Return (%)[c]	1.88**	70.34	37.66	63.44	30.85[d]	42.72[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	120	51	32	9	6
Ratio of expenses before expense reductions (%)	1.68*	1.68	1.82	1.81	1.99	2.17
Ratio of expenses after expense reductions (%)	1.68*	1.68	1.82	1.81	1.91	2.14
Ratio of net investment income (%)	.73*	.44	.65	1.40	2.24	1.29
Portfolio turnover rate (%)	18**	62	70	73	62	24
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 85.63	$ 56.99	$ 44.28	$ 27.71	$ 21.51	$ 15.18
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.20)	(.09)	.15	.34	.07
Net realized and unrealized gain (loss)	.43	35.71	15.57	16.84	6.04	6.26
Total from investment operations	.42	35.51	15.48	16.99	6.38	6.33
Less distributions from: Net investment income	—	—	(.02)	(.42)	(.18)	—
Net realized gains	(11.61)	(6.87)	(2.76)	—	—	—
Total distributions	(11.61)	(6.87)	(2.78)	(.42)	(.18)	—
Redemption fees	.00***	.00***	.01	.00***	—	.00***
Net asset value, end of period	$ 74.44	$ 85.63	$ 56.99	$ 44.28	$ 27.71	$ 21.51
Total Return (%)[c]	1.47**	69.01	36.52[d]	61.94	29.82[d]	41.70[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	8	4.4		.22
Ratio of expenses before expense reductions (%)	2.47*	2.47	2.68	2.73	3.09	3.00
Ratio of expenses after expense reductions (%)	2.47*	2.47	2.67	2.73	2.76	2.96
Ratio of net investment income (loss) (%)	(.06)*	(.35)	(.20)	.48	1.39	.47
Portfolio turnover rate (%)	18**	62	70	73	62	24
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 85.56	$ 56.96	$ 44.29	$ 27.62	$ 21.45	$ 15.14
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.23)	(.07)	.17	(.07)[e]	.08
Net realized and unrealized gain (loss)	.43	35.70	15.57	16.86	6.43	6.23
Total from investment operations	.42	35.47	15.50	17.03	6.36	6.31
Less distributions from: Net investment income	—	—	(.08)	(.36)	(.19)	—
Net realized gains	(11.61)	(6.87)	(2.76)	—	—	—
Total distributions	(11.61)	(6.87)	(2.84)	(.36)	(.19)	—
Redemption fees	.00***	.00***	.01	.00***	—	.00***
Net asset value, end of period	$ 74.37	$ 85.56	$ 56.96	$ 44.29	$ 27.62	$ 21.45
Total Return (%)[c]	1.47**	68.97	36.61[d]	62.19	29.77[d]	41.68[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	29	14	6.5		.22
Ratio of expenses before expense reductions (%)	2.48*	2.48	2.62	2.60	2.92	2.97
Ratio of expenses after expense reductions (%)	2.48*	2.48	2.62	2.60	2.72	2.92
Ratio of net investment income (loss) (%)	(.07)*	(.36)	(.15)	.61	(6.62)[e]	.51
Portfolio turnover rate (%)	18**	62	70	73	62	24
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other classes during the year due to the timing of subscriptions and redemptions of this class in relation to the operating results of the Fund.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 87.36	$ 57.90	$ 44.98	$ 27.84	$ 21.62	$ 15.23
Income (loss) from investment operations: Net investment income (loss)[b]	.36	.44	.49	.58	.59	.26
Net realized and unrealized gain (loss)	.48	36.34	15.76	16.99	6.06	6.27
Total from investment operations	.84	36.78	16.25	17.57	6.65	6.53
Less distributions from: Net investment income	(.45)	(.45)	(.58)	(.43)	(.43)	(.14)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—	—
Total distributions	(12.06)	(7.32)	(3.34)	(.43)	(.43)	(.14)
Redemption fees	.00***	.00***	.01	.00***	—	.00***
Net asset value, end of period	$ 76.14	$ 87.36	$ 57.90	$ 44.98	$ 27.84	$ 21.62
Total Return (%)	2.02**	70.72	38.06	63.76	31.09[c]	43.19[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,159	1,137	718	543	351	298
Ratio of expenses before expense reductions (%)	1.43*	1.45	1.54	1.60	1.81	1.92
Ratio of expenses after expense reductions (%)	1.43*	1.45	1.54	1.60	1.75	1.90
Ratio of net investment income (%)	.98*	.67	.93	1.61	2.40	1.53
Portfolio turnover rate (%)	18**	62	70	73	62	24
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Latin America Equity Fund (the "Fund") is a non-diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007, the Fund had an inherited net tax basis capital loss carryforward of approximately $3,601,000 which may be applied against certain realized net taxable capital gains each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") transaction tax which is applied to Brazilian Real exchange transactions representing capital inflows or outflows to the Brazilian market.

The Fund has reviewed the tax positions for each of the three open tax years as October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $213,079,669 and $212,245,321, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	1.165%
Over $400 million of such net assets	1.065%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 1.10% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $602,690, of which $104,505 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2008
Class A	$ 43,837	$ 18,763
Class B	7,258	2,978
Class C	15,720	7,042
Class S	332,831	159,016
	$ 399,646	$ 187,799

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 44,174	$ 6,712
Class C	100,376	16,668
	$ 144,550	$ 23,380

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 137,085	$ 39,314.24%
Class B	14,239	3,638.24%
Class C	33,475	8,515.25%
	$ 184,799	$ 51,467

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $29,751.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008 the CDSC for Class B and Class C shares aggregated $47,560 and $47,678, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $14,530 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,458, of which $2,390 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $6,170 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have their prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated Funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	638,257	$ 47,472,145	1,188,252	$ 79,232,903
Class B	38,376	2,818,717	136,932	9,123,816
Class C	72,232	5,257,416	256,502	17,280,270
Class S	1,323,219	99,042,044	1,394,879	95,118,830
		$ 154,590,322		$ 200,755,819
Shares issued to shareholders in reinvestment of distributions
Class A	219,278	$ 15,499,592	109,877	$ 6,096,757
Class B	25,073	1,742,351	18,550	1,019,080
Class C	52,974	3,678,009	26,241	1,441,096
Class S	2,116,841	149,922,139	1,537,788	85,466,581
		$ 170,842,091		$ 94,023,514
Shares redeemed
Class A	(575,857)	$ (40,225,060)	(799,333)	$ (49,927,866)
Class B	(72,791)	(5,069,609)	(128,255)	(7,851,043)
Class C	(68,838)	(4,743,647)	(186,726)	(11,882,941)
Class S	(1,227,856)	(87,622,260)	(2,323,550)	(149,473,366)
		$ (137,660,576)		$ (219,135,216)
Redemption fees		$ 44,038		$ 59,107
Net increase (decrease)
Class A	281,678	$ 22,763,086	498,796	$ 35,408,981
Class B	(9,342)	(506,044)	27,227	2,297,969
Class C	56,368	4,193,058	96,017	6,842,920
Class S	2,212,204	161,365,775	609,117	31,153,354
		$ 187,815,875		$ 75,703,224

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLAFX
CUSIP Number	23337R 775	23337R 767	23337R 759	23337R 874
Fund Number	474	674	774	2074

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008